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                                                                  EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 to our report dated January 9, 1997 (except with respect to the matter discussed in Note 6(b)(ii), as to which the date is February 12, 1997) incorporated by reference in Media 100 Inc.'s Form 10-K for the fiscal year ended November 30, 1996.



                                                     ARTHUR ANDERSEN LLP



Boston, Massachusetts
March 26, 1997